UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 17, 2015, the senior management of McDermott International, Inc. (“McDermott”) will make a presentation at the McDermott 2015 Investor Day in New York, New York (the “Presentation”), which Presentation will be available via real-time webcast at McDermott’s Web site, www.mcdermott.com, commencing at 8 a.m. Eastern time. The slides that will be displayed at the Presentation are currently available by using the “Investors” link at McDermott’s Web site, and clicking on “McDermott International, Inc. Investor Day,” under “Upcoming Events.”

The information furnished in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart Spence
Stuart Spence
Executive Vice President and Chief Financial Officer

November 17, 2015

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